UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026 (May 6, 2026)

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-07151	31-0595760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 6, 2026, The Clorox Company (the “Company”) executed an underwriting agreement in connection with the sale of an aggregate principal amount of $550,000,000 of its 4.700% Senior Notes due 2031 (the “2031 Notes”), an aggregate principal amount of $400,000,000 of its 4.950% Senior Notes due 2033 (the “2033 Notes”) and an aggregate principal amount of $550,000,000 of its 5.250% Senior Notes due 2036 (taken together with the 2031 Notes and the 2033 Notes, the “Securities”), in an underwritten registered public offering (the “Underwriting Agreement”). The offering closed on May 11, 2026. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.

The foregoing summary is qualified in its entirety by reference to the text of the Underwriting Agreement as well as the Indenture, dated as of May 11, 2022, between the Company and U.S. Bank Trust Company, National Association, as trustee and the respective forms of global notes for the offering, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the opinion of Cleary Gottlieb Steen & Hamilton LLP relating to the validity of the Securities issued in this offering is attached hereto as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement dated as of May 6, 2026

4.1

Indenture, dated as of May 11, 2022, between the Company and U.S. Bank Trust Company, National Association, as trustee, incorporated by reference from our current report on Form 8-K (File No. 001-07151) filed on May 11, 2022

4.2	Company Order establishing the terms of the Securities

4.3	Form of 4.700% Senior Note due 2031

4.4	Form of 4.950% Senior Note due 2033

4.5	Form of 5.250% Senior Note due 2036

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: May 11, 2026	By:	/s/ Angela Hilt
Angela Hilt
Executive Vice President – Chief Legal and
External Affairs Officer & Corporate Secretary